SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 11, 2005

                           OPHTHALMIC IMAGING SYSTEMS
             (Exact Name of Registrant as Specified in its Charter)

        CALIFORNIA                       1-11140                 94-3035367
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(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
Incorporation)                                               Identification No.)


          221 Lathrop Way, Suite I
          Sacramento, California                                  95815
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          (Address of Principal Executive Offices)              (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

     On October 11, 2005, Ophthalmic Imaging Systems (the "Registrant") issued a press release announcing that it will launch four new products at the American Academy of Ophthalmology's 109th Annual Meeting, which will be held on October 15th - 18th, at McCormick Place in Chicago. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         Exhibit Number  Description

             99.1        Press Release of the Registrant dated October 11, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 11, 2005                OPHTHALMIC IMAGING SYSTEMS


                                         By: /s/ Ariel Shenhar
                                             -----------------------------------
                                             Name:  Ariel Shenhar
                                             Title: Chief Financial Officer